AMENDMENT NO. 3 TO THE CREDIT AGREEMENT
Dated as of November 4, 2005
          AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment No. 3”) among The Kansas City Southern Railway Company, a Missouri corporation, (the “Borrower”), Kansas City Southern, a Delaware corporation (the “Parent”), the subsidiary guarantors listed on the signature page hereof (the “Subsidiary Guarantors”), the Lender Parties (as hereinafter defined) party hereto, The Bank of Nova Scotia (“BNS”), as collateral agent (the “Collateral Agent”) and BNS, as administrative agent (the “Administrative Agent”; together with the Collateral Agent, the “Agents”).
PRELIMINARY STATEMENTS:
          (1) The Borrower, the Parent, the Subsidiary Guarantors, certain financial institutions and other persons from time to time parties thereto (collectively, the “Lender Parties”), the Agents, Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as syndication agent, BNS and Morgan Stanley, as joint lead arrangers and joint bookrunners, and Harris N.A. (as successor by merger with Harris Trust and Savings Bank), as documentation agent, have entered into that certain Credit Agreement dated as of March 30, 2004 (as amended by Amendment No. 1 and Amendment No. 2, and as otherwise amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).
          (2) The Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein.
          (3) The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
      SECTION 1. Amendment of Credit Agreement(i) . Subject to Amendment No. 3 Effectiveness (as hereinafter defined), the proviso to the definition of “EBITDA” contained in Section 1.01 of the Credit Agreement is hereby amended, effective as of September 30, 2005, by (a) deleting the word “and” at the end of clause two thereof, (b) deleting the period at the end of clause (iii) thereof and (c) adding a new clause (iv) to the end thereof to read as follows:
“and (iv) non-cash charges not to exceed $35,700,000 in the aggregate for the fiscal quarter ending September 30, 2005 with respect to an increase in claims reserves.”
KCS — Amendment No. 3

          SECTION 2. Conditions to Effectiveness. This Amendment No. 3 and the amendment contained herein shall become effective (“Amendment No. 3 Effectiveness”) as of September 30, 2005 when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:
      (i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 3, duly executed and delivered on behalf of each of the (a) Loan Parties and (b) the Required Lenders.
      (ii) Payment of Fees and Expenses. The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment No. 3 and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.
      (iii) No Default. No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.
          SECTION 3. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 3, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.
          SECTION 4. Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 3, the obligations of such Subsidiary Guarantor contained in Article VIII of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment No. 3, each reference in Article VIII of the Credit Agreement and in each of the other Loan Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment No. 3.
          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment No. 3, each reference in the Credit Agreement to "hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment No. 3.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION 6. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when
KCS — Amendment No. 3

so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopier or electronic mail in “Portable Document Format” (PDF) shall be effective as delivery of an original executed counterpart of this Amendment No. 3.
          SECTION 7. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.
          SECTION 8. Entire Agreement; Modification. This Amendment No. 3 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.
[Signatures follow.]
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY
By	/s/ Jay M. Nadlman
	Title:	Associate General Counsel & Corporate Secretary

KANSAS CITY SOUTHERN
By	/s/ Jay M. Nadlman
	Title:	Associate General Counsel & Corporate Secretary

SOUTHERN INDUSTRIAL SERVICES, INC.
By	/s/ Ronald G. Russ
	Title:	Vice President & Treasurer

TRANS-SERVE, INC.
By	/s/ Ronald G. Russ
	Title:	Vice President & Treasurer

VEALS, INC.
By	/s/ Ronald G. Russ
	Title:	Vice President & Treasurer

SIS BULK HOLDING, INC.
By	/s/ Ronald G. Russ
	Title:	Vice President & Treasurer

PABTEX GP, LLC
By	/s/ Jay M. Nadlman
	Title:	Authorized Representative

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PABTEX, L.P.
By	/s/ Jay M. Nadlman
	Title:	Authorized Representative

GATEWAY EASTERN RAILROAD COMPANY
By	/s/ Jay M. Nadlman
	Title:	Vice President & Secretary

SCC HOLDINGS, LLC
By	/s/ Jay M. Nadlman
	Title:	Authorized Representative

SOUTHERN DEVELOPMENT COMPANY
By	/s/ Ronald G. Russ
	Title:	Vice President & Treasurer

THE KANSAS CITY NORTHERN RAILWAY COMPANY
By	/s/ Ronald G. Russ
	Title:	Vice President & Chief Financial Officer

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THE BANK OF NOVA SCOTIA, as Administrative Agent
By	/s/ V. Gibson
	Title:	Assistant Agent

KCS — Amendment No. 3